APEX MUNICIPAL
                                                              FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              December 31, 1998

                            APEX MUNICIPAL FUND, INC.

Managed Dividend Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................     4.6%
A/A .................................................................     0.3
BBB/Baa .............................................................     6.3
BB/Ba ...............................................................    16.4
B/B .................................................................    12.7
CCC/Caa .............................................................     1.3
NR(Not Rated) .......................................................    59.2
Other+ ..............................................................     0.8
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

                                    Apex Municipal Fund, Inc., December 31, 1998

DEAR SHAREHOLDERS

For the six months ended December 31, 1998, Apex Municipal Fund, Inc. earned $0.313 per share income dividends, which included earned and unpaid dividends of $0.052. This represents a net annualized yield of 5.84%, based on a month-end per share net asset value of $10.63. Over the same period, the Fund's total investment return was +3.30%, based on a change in per share net asset value from $10.60 to $10.63, and assuming reinvestment of $0.314 per share income dividends.

The Municipal Market Environment

During the six months ended December 31, 1998, long-term bond yields generally declined. Modest domestic economic growth, coupled with a continued lack of inflationary pressures, has allowed bond yields to continue the decline seen for most of 1998. The US Treasury market has also continued to benefit from its "safe-haven" status. The earlier turmoil in foreign markets, especially in Russia and Brazil, remains unresolved. The declines in foreign economies also have led to reduced demand for US exports. This reduction has forced some US manufacturers to scale back production and initiate significant contractions in employment. Concerns that the declines in the US manufacturing sector seen thus far would intensify and spread to the service sector of the US economy led the Federal Reserve Board to lower short-term interest rates in September, October and November. These actions were taken in large part to ensure that US economic growth would remain at least at its current level of growth. During the six months ended December 31, 1998, US Treasury bond yields declined over 50 basis points (0.50%) to end the year at 5.09%. Long-term uninsured municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 10 basis points to end the six-month period at 5.26%.

One of the two principal themes characterizing the municipal bond market for much of the past year has been the significant increase in new municipal bond issuance. Over $285 billion in new long-term tax-exempt bonds were underwritten in 1998, an increase of almost 30% relative to 1997 levels. As tax-exempt bond yields declined in recent years, increasingly lower municipal bond yields were required to refinance existing debt. Consequently, the rate of increase in municipal bond issuance has begun to slow in recent quarters. During the last six months of 1998, nearly $135 billion in new tax-exempt bonds were issued, an increase of nearly 10% as compared to the same period a year earlier. During the three months ended December 31, 1998, $68 billion in new municipal bonds were underwritten, an increase of just over 5% as compared to the quarter ended December 31, 1997. Unless municipal bond yields decline dramatically in 1999, new bond issuance in 1999 seems unlikely to match 1998 levels.

The second and perhaps more striking theme during the past year has been the dramatic underperformance of the municipal bond market. At the end of 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (103%), matching their least expensive level of the year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the safe-haven status of US Treasury securities has driven municipal bond yield ratios to their present attractive levels. Should new-issue volume decline or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could be expected to quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggest a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. At this time, it appears that there is currently little immediate risk of any significant increase in long-term bond yields.

Portfolio Strategy

Portfolio activity during the six months ended December 31, 1998 continued to reflect our efforts to reduce the Fund's holdings in securities that possessed unattractive redemption features as well as those perceived to be vulnerable to the continuing deterioration in the global economic outlook. We generally limited high-yield purchases to industry sectors with limited exposure to international economic and financial disruptions. We found the electric utility sector attractive for this reason. In addition, we believe that the fundamental credit outlook for this sector continues to improve.

Municipal credit spreads have widened somewhat over the last few months in acknowledgment of the historic widening of spreads among taxable securities such as corporate bonds and mortgage-backed securities. Much of this widening has occurred with corporate-related tax-exempt debt, reflecting concerns over the impending slide in earnings growth. Thus far, the impact has been relatively modest, possibly in response to the high demand for yield in an otherwise increasingly homogenized municipal market.

We will continue to carefully monitor our existing holdings and the market at large for opportunities to improve performance. At the end of the calendar year, supply typically tends to expand as numerous high-yield issuers seek to lock in long-term financing before the expiration of annual debt caps. This could put additional pressure on yield spreads and may present opportunities for us to move forward in our efforts to restructure the portfolio.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

January 12, 1999


                                     2 & 3

                                    Apex Municipal Fund, Inc., December 31, 1998

PROXY RESULTS

During the six-month period ended December 31, 1998, Apex Municipal Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the stockholders' meeting on October 8, 1998. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                    Shares Voted    Shares Withheld
                                                                        For           From Voting
----------------------------------------------------------------------------------------------------------
1. To elect two Class III Directors to the
   Fund's Board of Directors:                Robert S. Salomon Jr.   18,531,525         418,298
                                             Arthur Zeikel           18,525,264         424,559
----------------------------------------------------------------------------------------------------------

                                                         Shares Voted      Shares Voted      Shares Voted
                                                              For             Against          Abstain
----------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP
   as the Fund's independent auditors for the current
   fiscal year.                                           18,686,010           68,653          195,160
----------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P     Moody's    Face                                                                           Value
STATE                  Ratings   Ratings   Amount     Issue                                                              (Note 1a)
==================================================================================================================================
Alabama--1.8%          B-        NR*       $1,000     Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                                      America Project), 8% due 4/01/2009                                  $  1,101
                       CCC       Ca         5,500     Mobile, Alabama, IDB, Solid Waste Disposal, Revenue Refunding
                                                      Bonds (Mobile Energy Services Co. Project), 6.95% due 1/01/2020        2,736
==================================================================================================================================
Arizona--3.2%          B         B2         2,500     Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric
                                                      Power Co. Project), Series B, 5.875% due 3/01/2033                     2,471
                       NR*       B1         4,000     Phoenix, Arizona, IDA, Airport Facilities Revenue Refunding Bonds
                                                      (America West Airlines, Inc.), AMT, 6.30% due 4/01/2023                4,129
==================================================================================================================================
Arkansas--1.8%         NR*       NR*          385     Alma, Arkansas, Health Facilities Board Revenue Bonds, 10.50% due
                                                      12/01/2019                                                               410
                       NR*       NR*          385     Conway, Arkansas, Public Facilities Board, Health Care Revenue
                                                      Bonds (Creative Living Project), 10.50% due 12/01/2019                   409
                       NR*       NR*          385     Hope, Arkansas, Health Facilities Board Revenue Bonds
                                                      (Omega Home), 10.50% due 12/01/2019                                      409
                       NR*       NR*          770     Little Rock, Arkansas, Health Facilities Board Revenue Bonds
                                                      (Community Life Services), 10.50% due 12/01/2019                         818
                       NR*       NR*          770     Pine Bluff, Arkansas, Health Facilities Board Revenue Bonds
                                                      (Jenkins Housing), 10.50% due 12/01/2019                                 817
                       NR*       NR*          385     Texarkana, Arkansas, Public Facilities Board, Health Care Revenue
                                                      Bonds (Housing Opportunities Addition Project), 10.50% due
                                                      12/01/2019                                                               409
                       NR*       NR*          385     West Helena, Arkansas, Health Facilities Board Revenue Bonds
                                                      (Delta House), 10.50% due 12/01/2019                                     408
==================================================================================================================================
California--1.1%       AAA       Aaa        5,000     Foothill/Eastern Transportation Corridor Agency, California,
                                                      Toll Road Revenue Bonds (Senior Lien), Series A, 5.775%** due
                                                      1/01/2028 (b)                                                          1,135
                       NR*       NR*        2,000     Long Beach, California, Redevelopment Agency, M/F Housing Revenue
                                                      Bonds (Pacific Court Apartments), AMT, Issue B, 6.95% due
                                                      9/01/2023 (f)                                                          1,100
==================================================================================================================================
Colorado--2.6%         NR*       NR*        1,700     Colorado Postsecondary Educational Facilities Authority Revenue
                                                      Bonds (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/2017      2,000
                       NR*       NR*        3,000     Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                      Bonds (Downtown Denver), AMT, Series A, 7.75% due 9/01/2016            3,416
==================================================================================================================================
Connecticut--2.4%      B+        Ba3        5,000     Connecticut State Development Authority, PCR, Refunding
                                                      (Connecticut Light & Power Co.), Series A, 5.85% due 9/01/2028         5,019
==================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


                                     4 & 5

                                    Apex Municipal Fund, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P     Moody's    Face                                                                           Value
STATE                  Ratings   Ratings   Amount     Issue                                                              (Note 1a)
==================================================================================================================================
Florida--10.3%         NR*       NR*       $1,000     Arbor Greene, Florida, Community Development District, Special
                                                      Assessment Revenue Bonds, 7.60% due 5/01/2018                       $  1,088
                       NR*       NR*        9,102     Florida HFA, M/F Housing Revenue Bonds (Palm Aire Retirement
                                                      Facilities Project), AMT, Series S, 10% due 1/01/2020 (f)              8,647
                       NR*       NR*        3,000     Lee County, Florida, IDA, Healthcare Facilities Revenue Bonds
                                                      (Cypress Cove Health Park), Series A, 6.375% due 10/01/2025            3,124
                       AAA       Aaa        5,000     Orange County, Florida, Tourist Development Tax Revenue Refunding
                                                      Bonds, Series A, 4.75% due 10/01/2024 (c)                              4,785
                       NR*       NR*        3,575     Tampa Palms, Florida, Open Space and Transportation Community
                                                      Development District Revenue Bonds (Capital Improvement--Richmond
                                                      Place Project), 7.50% due 5/01/2018                                    3,849
==================================================================================================================================
Georgia--3.2%          NR*       NR*        3,870     Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                                      Housing Mortgage Revenue Bonds (Northside Plaza Apartments
                                                      Project), 9.75% due 11/01/2020                                         4,124
                       NR*       NR*        2,275     Hancock County, Georgia, COP, 8.50% due 4/01/2015                      2,619
==================================================================================================================================
Illinois--1.8%         NR*       NR*        3,190     Illinois Development Finance Authority, Prime Health Care
                                                      Centers Facilities, Acquisition Program Revenue Bonds, 7.75% due
                                                      12/01/2016                                                             3,560
                       A1+       VMIG1+       100     Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                      (University of Chicago Hospital), VRDN, 5% due 8/01/2026 (a)(i)          100
==================================================================================================================================
Iowa--6.4%             NR*       NR*       10,000     Iowa Finance Authority, Health Care Facilities, Revenue
                                                      Refunding Bonds (Care Initiatives Project), 9.25% due 7/01/2025       13,422
==================================================================================================================================
Louisiana--2.3%        NR*       A2           650     Louisiana Public Facilities Authority, Student Loan Revenue
                                                      Refunding Bonds, AMT, Sub-Series A-3, 7% due 9/01/2006                   686
                       A1+       VMIG1+       500     Louisiana State Offshore Terminal Authority, Deepwater Port
                                                      Revenue Refunding Bonds (Loop Inc.--First Stage), VRDN, Series A,
                                                      5.10% due 9/01/2008 (a)                                                  500
                       B+        NR*        3,500     Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                      Company Project), 7.50% due 7/01/2013                                  3,726
==================================================================================================================================
Maryland--2.5%         NR*       NR*        5,000     Maryland State Energy Financing Administration, Limited
                                                      Obligation Revenue Bonds (Cogeneration-AES Warrior Run), AMT,
                                                      7.40% due 9/01/2019                                                    5,220
==================================================================================================================================
Massachusetts--3.9%    NR*       NR*        1,455     Boston, Massachusetts, Industrial Development Financing
                                                      Authority, Solid Waste Disposal Facilities Revenue Bonds
                                                      (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                         1,603
                       NR*       NR*        1,920     Massachusetts State Industrial Finance Agency, Educational
                                                      Institution Revenue Bonds (Center for Human Development), 9.375%
                                                      due 7/01/2015                                                          2,067
                       NR*       NR*        2,100     Massachusetts State Industrial Finance Agency, Sewage Facility
                                                      Revenue Bonds (Resource Control Composting, Inc. Project), AMT,
                                                      9.25% due 6/01/2010                                                    2,166
                       NR*       NR*        2,000     Massachusetts State Port Authority, Special Project Revenue Bonds
                                                      (Harborside Hyatt), AMT, 10% due 3/01/2026                             2,200
==================================================================================================================================
Michigan--2.2%         NR*       P1         1,000     Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                                      Project), VRDN, Series A, 5.10% due 4/15/2018 (a)                      1,000
                       NR*       NR*        2,050     Wayne Charter County, Michigan, Special Airport Facilities,
                                                      Revenue Refunding Bonds (Northwest Airlines, Inc.), 6.75% due
                                                      12/01/2015                                                             2,241
                       BBB-      Baa        1,200     Wayne County, Michigan, Downriver Sewer Disposal System,
                                                      Series A, 7% due 11/01/2013                                            1,302
==================================================================================================================================
Minnesota--1.7%        NR*       NR*        3,295     Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza
                                                      Apartments Project), AMT, 9.375% due 12/01/2024                        3,443
==================================================================================================================================
Mississippi--0.9%      BBB-      Ba1          500     Mississippi Business Finance Corporation, PCR, Refunding (System
                                                      Energy Resource, Inc. Project), 5.875% due 4/01/2022                     500
                       NR*       NR*        1,400     Mississippi Development Bank, Special Obligation Refunding Bonds
                                                      (Diamond Lakes Utilities), Series A, 6.25% due 12/01/2017              1,434
==================================================================================================================================
New Jersey--11.5%                                     Camden County, New Jersey, Improvement Authority, Lease
                                                      Revenue Bonds (Holt Hauling & Warehousing), Series A:
                       BB-       NR*        2,000       9.625% due 1/01/2011                                                 2,460
                       BB-       NR*        4,500       9.875% due 1/01/2021                                                 5,596
                       B-        B2         6,000     Camden County, New Jersey, Pollution Control Financing Authority,
                                                      Solid Waste Resource Recovery Revenue Bonds, AMT, Series A, 7.50%
                                                      due 12/01/2010                                                         5,970
                       NR*       NR*        1,500     New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                      7% due 10/01/2014                                                      1,652
                                                      New Jersey EDA, Revenue Bonds:
                       BBB-      NR*        1,500       (First Mortgage--Fellowship Village Project), Series C, 5.50%
                                                        due 1/01/2028                                                        1,456
                       NR*       NR*        3,000       (Glimcher Properties LP Project), AMT, 6% due 11/01/2028             2,991
                       NR*       NR*        3,750       (Kapkowski Road Landfill), Series A, 6.375% due 4/01/2031            3,854
==================================================================================================================================
New Mexico--4.2%                                      Farmington, New Mexico, PCR:
                       BB+       Ba1        3,000       Refunding (Public Service Company--San Juan Project), Series B,
                                                        6.30% due 12/01/2016                                                 3,207
                       B         B2         5,000       (Tucson Electric Power Co.--San Juan Project), Series A, 6.95%
                                                        due 10/01/2020                                                       5,519
==================================================================================================================================
New York--9.3%         NR*       NR*        7,010     New York City, New York, IDA, Civic Facilities Revenue Bonds
                                                      (Amboy Properties Corporation Project), 9.625% due 6/01/2015           7,550
                       NR*       NR*        4,500     Onondaga County, New York, IDA, Solid Waste Disposal Facility,
                                                      Revenue Refunding Bonds (Solvay Paperboard LLC Project), AMT, 7%
                                                      due 11/01/2030                                                         4,545
                       NR*       NR*        3,500     Port Authority of New York and New Jersey, Special Obligation
                                                      Revenue Bonds (Special Project--KIAC), AMT, Series 4, 5th
                                                      Installment, 6.75% due 10/01/2019                                      3,873
                                                      Utica, New York, Public Improvement Bonds, UT:
                       CCC       B2           700       9.25% due 8/15/2004                                                    811
                       CCC       B2           700       9.25% due 8/15/2005                                                    826
                       CCC       B2           635       9.25% due 8/15/2006                                                    763
                       CCC       B2           475       8.50% due 8/15/2013                                                    553
                       CCC       B2           475       8.50% due 8/15/2014                                                    553
==================================================================================================================================
Ohio--5.1%             BB        Ba2        6,800     Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                      (Continental Airlines, Inc.), AMT, 5.70% due 12/01/2019 (h)            6,605
                       BBB       Ba1        1,000     Ohio State, Solid Waste Disposal Revenue Bonds (USG Corporation
                                                      Project), AMT, 5.65% due 3/01/2033                                       994
                       NR*       NR*        3,000     Ohio State Water Development Authority, Solid Waste Disposal
                                                      Revenue Bonds (Bay Shore Power Project), AMT, Series A, 5.875%
                                                      due 9/01/2020                                                          3,007
==================================================================================================================================
Oregon--1.4%           NR*       Baa2       1,750     Oregon State, Economic Development Revenue Refunding Bonds
                                                      (Georgia-Pacific Corporation Project), Series 183, 5.70% due
                                                      12/01/2025                                                             1,778
                       NR*       NR*        1,000     Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                      Bonds (Wauna Cogeneration Project), AMT, Series B, 7.40% due
                                                      1/01/2016                                                              1,092
==================================================================================================================================


                                      6 & 7

                                    Apex Municipal Fund, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P     Moody's    Face                                                                           Value
STATE                  Ratings   Ratings   Amount     Issue                                                              (Note 1a)
==================================================================================================================================
Pennsylvania--8.6%     NR*       NR*      $ 2,000     Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                      Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023     $  1,988
                       NR*       NR*        4,000     Pennsylvania Economic Development Financing Authority, Recycling
                                                      Revenue Bonds (Ponderosa Fibres Project), AMT, Series A, 9.25%
                                                      due 1/01/2022 (f)                                                      2,500
                       AAA       Aaa        2,000     Pennsylvania State Higher Education Assistance Agency, Student
                                                      Loan Revenue Bonds, RIB, AMT, Series B, 8.209% due 3/01/2022
                                                      (c)(e)                                                                 2,278
                       NR*       NR*        4,000     Pennsylvania State Higher Educational Facilities Authority,
                                                      College and University Revenue Bonds (Eastern College), Series B,
                                                      8% due 10/15/2025                                                      4,780
                       A1+       NR*          100     Pennsylvania State Higher Educational Facilities Authority,
                                                      Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                                      Series C, 5% due 11/01/2029 (a)                                          100
                       NR*       NR*        5,500     Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                                      (Commercial Development--Philadelphia Airport), AMT, 7.75%
                                                      due 12/01/2017                                                         6,163
==================================================================================================================================
Texas--8.1%                                           Bell County, Texas, Health Facilities Development Corporation
                                                      Revenue Bonds (Heartway Corporation Project):
                       NR*       NR*        4,750       Senior Series A, 9.50% due 3/01/2019                                 5,173
                       NR*       NR*          805       Sub-Series B, 10%** due 3/01/2019 (g)                                  535
                       BB        Ba2        3,100     Houston, Texas, Airport System, Special Facilities Revenue Bonds
                                                      (Continental Airline Terminal Improvement), AMT, Series B, 6.125%
                                                      due 7/15/2027                                                          3,173
                       BB-       Ba1        6,500     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                      Semiconductor), AMT, 6.375% due 4/01/2027                              6,724
                       AAA       Aaa        1,000     Odessa, Texas, Junior College District, Revenue Refunding Bonds,
                                                      Series A, 8.125% due 6/01/2005 (d)                                     1,233
==================================================================================================================================
Virginia--5.3%         NR*       NR*        2,500     Dulles Town Center Community Development Authority, Virginia,
                                                      Special Assessment Tax Bonds (Dulles Town Center Project), 6.25%
                                                      due 3/01/2026                                                          2,551
                                                      Pocahontas Parkway Association, Virginia, Connector Toll Road
                                                      Revenue Bonds (Route 895):
                       NR*       B1         6,200       1st Tier, Sub-Series C, 6.25%** due 8/15/2033                          734
                       NR*       B1         6,200       1st Tier, Sub-Series C, 6.25%** due 8/15/2034                          690
                       BBB-      Baa3      32,600       Senior Series B, 5.875%** due 8/15/2025                              7,014
==================================================================================================================================
                       Total Investments (Cost--$203,084)--101.6%                                                          211,484

                       Liabilities in Excess of Other Assets--(1.6%)                                                        (3,231)
                                                                                                                          --------
                       Net Assets--100.0%                                                                                 $208,253
                                                                                                                          ========
==================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1998.
(b)   FSA Insured.
(c)   AMBAC Insured.
(d)   Prerefunded.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1998.
(f)   Non-income producing security.
(g)   This issue will begin to accrue interest on September 1, 1999.
(h)   This issue will begin to accrue interest on September 2, 1999.
(i)   MBIA Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of December 31, 1998
=======================================================================================================================
Assets:              Investments, at value (identified cost--$203,084,229) (Note 1a) ...                   $211,483,570
                     Cash ..............................................................                        167,215
                     Receivables:
                       Interest ........................................................   $  3,488,323
                       Securities sold .................................................        100,000       3,588,323
                                                                                           ------------
                     Prepaid expenses and other assets .................................                         26,936
                                                                                                           ------------
                     Total assets ......................................................                    215,266,044
                                                                                                           ------------
=======================================================================================================================
Liabilities:         Payables:
                       Securities purchased ............................................      6,681,436
                       Dividends to shareholders (Note 1e) .............................        135,254
                       Investment adviser (Note 2) .....................................        126,190       6,942,880
                                                                                           ------------
                     Accrued expenses and other liabilities ............................                         70,280
                                                                                                           ------------
                     Total liabilities .................................................                      7,013,160
                                                                                                           ------------
=======================================================================================================================
Net Assets:          Net assets ........................................................                   $208,252,884
                                                                                                           ============
=======================================================================================================================
Capital:             Common Stock, $.10 par value, 150,000,000 shares authorized;
                     19,596,732 shares issued and outstanding (Note 4) .................                   $  1,959,673
                     Paid-in capital in excess of par ..................................                    215,506,216
                     Undistributed investment income--net ..............................                      1,255,855
                     Accumulated realized capital losses on investments--net (Note 5) ..                    (18,868,201)
                     Unrealized appreciation on investments--net .......................                      8,399,341
                                                                                                           ------------
                     Total capital--Equivalent to $10.63 net asset value per share
                     of Common Stock (market price--$10.375) ...........................                   $208,252,884
                                                                                                           ============
=======================================================================================================================

            See Notes to Financial Statements.


                                     8 & 9

                                    Apex Municipal Fund, Inc., December 31, 1998

STATEMENT OF OPERATIONS

                     For the Six Months Ended December 31, 1998
===============================================================================================================
Investment           Interest and amortization of premium and discount earned ..                   $  7,106,932
Income (Note 1d):
===============================================================================================================
Expenses:            Investment advisory fees (Note 2) .........................   $    693,855
                     Professional fees .........................................         52,513
                     Accounting services (Note 2) ..............................         34,501
                     Directors' fees and expenses ..............................         20,439
                     Transfer agent fees .......................................         19,983
                     Printing and shareholder reports ..........................         12,874
                     Listing fees ..............................................         12,320
                     Custodian fees ............................................          9,222
                     Pricing fees ..............................................          7,105
                     Other .....................................................         13,983
                                                                                   ------------
                     Total expenses ............................................                        876,795
                                                                                                   ------------
                     Investment income--net ....................................                      6,230,137
                                                                                                   ------------
===============================================================================================================
Realized &           Realized gain on investments--net .........................                      2,054,867
Unrealized           Change in unrealized appreciation on investments--net .....                     (1,627,801)
Gain (Loss) on                                                                                     ------------
Investments--Net     Net Increase in Net Assets Resulting from Operations ......                   $  6,657,203
(Notes 1b, 1d & 3):                                                                                ============
===============================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   For the Six       For the
                                                                                   Months Ended     Year Ended
                                                                                   December 31,      June 30,
                     Increase (Decrease) in Net Assets:                                1998            1998
===============================================================================================================
Operations:          Investment income--net ....................................   $  6,230,137    $ 12,561,006
                     Realized gain (loss) on investments--net ..................      2,054,867        (220,913)
                     Change in unrealized appreciation/depreciation on
                     investments--net ..........................................     (1,627,801)      7,061,457
                                                                                   ------------    ------------
                     Net increase in net assets resulting from operations ......      6,657,203      19,401,550
                                                                                   ------------    ------------
===============================================================================================================
Dividends to         Investment income--net ....................................     (6,153,054)    (12,579,736)
Shareholders                                                                       ------------    ------------
(Note 1e):           Net decrease in net assets resulting from dividends to
                     shareholders ..............................................     (6,153,054)    (12,579,736)
                                                                                   ------------    ------------
===============================================================================================================
Common Stock         Net increase in net assets derived from capital stock
Transactions         issued to shareholders in reinvestment of dividends .......        288,801         265,795
(Note 4):                                                                          ------------    ------------
===============================================================================================================
Net Assets:          Total increase in net assets ..............................        792,950       7,087,609
                     Beginning of period .......................................    207,459,934     200,372,325
                                                                                   ------------    ------------
                     End of period* ............................................   $208,252,884    $207,459,934
                                                                                   ============    ============
===============================================================================================================
                    *Undistributed investment income--net ......................   $  1,255,855    $  1,178,772
                                                                                   ============    ============
===============================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have
                     been derived from information provided in the   For the Six
                     financial statements.                           Months Ended            For the Year Ended June 30,
                                                                      December 31,   --------------------------------------------
                     Increase (Decrease) in Net Asset Value:             1998          1998        1997        1996        1995
=================================================================================================================================
Per Share            Net asset value, beginning of period ...........  $  10.60      $  10.25    $  10.01    $  10.06    $  10.10
Operating                                                              --------      --------    --------    --------    --------
Performance:         Investment income--net .........................       .31           .64         .64         .67         .71
                     Realized and unrealized gain (loss) on
                     investments--net ...............................       .03           .35         .26        (.06)       (.04)
                                                                       --------      --------    --------    --------    --------
                     Total from investment operations ...............       .34           .99         .90         .61         .67
                                                                       --------      --------    --------    --------    --------
                     Less dividends from investment income--net .....      (.31)         (.64)       (.66)       (.66)       (.71)
                                                                       --------      --------    --------    --------    --------
                     Net asset value, end of period .................  $  10.63      $  10.60    $  10.25    $  10.01    $  10.06
                                                                       ========      ========    ========    ========    ========
                     Market price per share, end of period ..........  $ 10.375      $  10.50    $ 9.9375    $  9.125    $  9.375
                                                                       ========      ========    ========    ========    ========
=================================================================================================================================
Total Investment     Based on market price per share ................      1.78%++      12.42%      16.66%       4.54%       2.57%
Return:**                                                              ========      ========    ========    ========    ========
                     Based on net asset value per share .............      3.30%++      10.03%       9.69%       6.87%       7.61%
                                                                       ========      ========    ========    ========    ========
=================================================================================================================================
Ratios to Average    Expenses .......................................       .82%*         .86%        .79%        .90%        .91%
Net Assets:                                                            ========      ========    ========    ========    ========
                     Investment income--net .........................      5.84%*        6.08%       6.34%       6.66%       7.14%
                                                                       ========      ========    ========    ========    ========
=================================================================================================================================
Supplemental         Net assets, end of period (in thousands) .......  $208,253      $207,460    $200,372    $195,565    $196,647
Data:                                                                  ========      ========    ========    ========    ========
                     Portfolio turnover .............................        22%           34%         79%         56%         20%
                                                                       ========      ========    ========    ========    ========
=================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
++    Aggregate total investment return.

      See Notes to Financial Statements.


                                    10 & 11

                                    Apex Municipal Fund, Inc., December 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1998 were $45,029,251 and $46,564,859, respectively.

Net realized gains for the six months ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                Realized          Unrealized
                                                  Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ........................ $2,054,867         $8,399,341
                                               ----------         ----------
Total ........................................ $2,054,867         $8,399,341
                                               ==========         ==========
--------------------------------------------------------------------------------

As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $8,399,341, of which $13,450,720 related to appreciated securities and $5,051,379 related to depreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $203,084,229.

4. Common Stock Transactions:

At December 31, 1998, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended December 31, 1998 and the year ended June 30, 1998 increased by 27,181 and 24,907, respectively, as a result of dividend reinvestment.

5. Capital Loss Carryforward:

At June 30, 1998, the Fund had a net capital loss carryforward of approximately $20,239,000, of which $1,527,000 expires in 1999, $4,876,000 expires in 2001,
$2,775,000 expires in 2002, $1,754,000 expires in 2003, $7,057,000 expires in
2004, $1,312,000 expires in 2005 and $938,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $273,559 has been reclassified to paid-in capital in excess of par.

6. Subsequent Event:

On January 7, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.051695 per share, payable on January 28, 1999 to shareholders of record as of January 22, 1999.


                                    12 & 13

                                    Apex Municipal Fund, Inc., December 31, 1998

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian & Transfer Agent

The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol

APX


                                     14 & 15

This report, including the financial information herein, is transmitted to the shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #10955--12/98

[RECYCLE LOGO] Printed on post-consumer recycled paper